Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form F-4 on Form S-8 filed by Alcatel Alsthom of our report dated March 19, 1998 included or incorporated by reference in Alcatel Alsthom's Annual Report on Form 20-F for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange Commission.






Paris, France                                          /s/ Arthur Andersen LLP
September 8, 1998                                          ARTHUR ANDERSEN LLP